UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 27, 2003
                        (Date of earliest event reported)


                                DCAP GROUP, INC.
                               -----------------
               (Exact name of Registrant as specified in charter)



    Delaware                         0-1665                   36-2476480
 ---------------               --------------------      ---------------------
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
incorporation)                                       Number)


                     1158 Broadway, Hewlett, New York 11557
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits

             99.1 Press Release, dated May 27, 2003, issued by DCAP Group, Inc.


Item 9. Other Events and Required FD Disclosure (Information Furnished in this Item 9 is Furnished Pursuant to Item 12).

             The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

              On May 27, 2003, DCAP Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Report.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DCAP GROUP, INC.


Dated: May 28, 2003                         By: /s/ Barry Goldstein
                                                _______________________
                                                Barry Goldstein
                                                Chief Executive Officer




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